First Quarter 2022 May

ProAssurance Overview

ProAssurance Investor Briefing | May 2022 3 Mission, Vision, & Values The ProAssurance Mission We exist to Protect Others. Corporate Values Integrity | Leadership | Relationships | Enthusiasm Our Brand Promise We will honor these values in the execution of treated fairly to perform our mission and realize our vision.

ProAssurance Investor Briefing | May 2022 4 At a Glance All employee and financial data as of 3/31/22. Office locations and employee counts include NORCAL. Business Unit Principal Offices Employees Lines of Business HCPL 6 523 Healthcare professional liability Medmarc 1 29 Medical technology liability Innovative Specialty Team 1 101 Podiatrists, chiropractors, dentists, and lawyers Eastern 8 238 Workers’ Compensation & captive facilities (all lines) PRA Corporate 1 106 Corporate functions • Healthcare-centric specialty insurance writer ◦ Specialty Property & Casualty ▪ Healthcare Professional Liability (HCPL) ▪ Life Sciences and Medical Technology Liability ▪ Innovative Specialty Team ◦ Workers' Compensation Insurance ◦ Segregated Portfolio Cell (SPC) Reinsurance ◦ Lloyd's of London Syndicates • Total Assets: $6.1 billion • Shareholders' Equity: $1.3 billion • Claims-Paying Ratings ◦ A.M. Best: “A” (Excellent) ◦ Fitch: “A-” (Strong) • 20 locations, with operations in three countries ◦ 997 employees • Writing in 50 states & DC Corporate Headquarters Claims Offices Claims/Underwriting Offices Underwriting Offices Cayman Islands Lloyds

ProAssurance Investor Briefing | May 2022 5 ProAssurance Executive Leadership Ned Rand - President & Chief Executive Officer Mr. Rand became President and CEO in 2019, after serving as COO, CFO, Executive VP, and Senior VP of Finance at ProAssurance since joining the company in 2004. Prior to joining ProAssurance, he served in a number of financial roles for insurance companies. Mr. Rand is a CPA and graduate of Davidson College (B.A., Economics) Mike Boguski President Specialty P&C Noreen Dishart Executive Vice President & Chief Human Resources Officer Dana Hendricks Executive Vice President & Chief Financial Officer Jeff Lisenby Executive Vice President & General Counsel Kevin Shook President Workers’ Compensation & Segregated Portfolio Cell Reinsurance Executive Team bios available on our website at Investor.ProAssurance.com/OD

ProAssurance Investor Briefing | May 2022 6 ProAssurance Board of Directors Director bios available on our website at Investor.ProAssurance.com/OD Maye Head Frei C M. James Gorrie N/C Ziad R. Haydar, MD C Edward L. Rand, Jr E Frank A. Spinosa, DPM N/C Katisha T. Vance, MD N/C A - Audit Committee C - Compensation Committee E - Executive Committee N/C - Nominating/Corporate Governance Committee Underlined - Chair Scott C. Syphax C Samuel A. Di Piazza, Jr A Fabiola Cobarrubias, MD A Bruce D. Angiolillo A, C Kedrick D. Adkins, Jr A Thomas A.S. Wilson, Jr, MD Lead Director E, N/C W. Stancil Starnes Executive Chairman E

ProAssurance Investor Briefing | May 2022 7 ProAssurance Brand Profile Specialty P&C Healthcare Professional Liability Workers’ Comp Alternative Risk Transfer Medical Technology & Life Sciences Products Liability Legal Professional Liability

# ProAssurance Reports Financial Results in Five Segments

| Segment | Description |
| --- | --- |
| **ProAssurance Specialty Property & Casualty** | • Healthcare Professional Liability (HCPL) insures healthcare providers and facilities, including E&S coverages<br>• Innovative Specialty Team (IST) insures podiatrists, chiropractors, dentists, and lawyers<br>• Medmarc insures medical technology and life sciences companies that manufacture or distribute products |
| **Eastern Alliance Workers' Compensation** | • Specialty underwriter of workers' compensation products and services<br>• Focused in the East, South, and Midwest regions of the United States<br>• Guaranteed cost, policyholder dividend, retro-rated, deductible, and alternative solutions policies available |
| **Inova Re/Eastern Re SPC Reinsurance** | • Segregated Portfolio Company structure<br>• Workers' compensation and healthcare professional liability coverage in a Cayman-based captive<br>• Industries include healthcare, forestry, staffing, construction, petroleum, marine and recreation, and social services |
| **Lloyd's Syndicates** | • The results from our participation in Lloyd's of London Syndicates |
| **ProAssurance Corporate** | • Reports our investment results, interest expense, and U.S. income taxes<br>• Includes corporate expenses and includes non-premium revenues generated outside of our insurance entities<br>• Company-wide administrative departments reside in ProAssurance Corporate |

ProAssurance Investor Briefing | May 2022

8

# *Specialty Property & Casualty*

- Deep **expertise** and broad product spectrum in healthcare and related sciences
- Consolidation in HCPL → demand for **comprehensive insurance solutions**
- Innovative Specialty Team (Small Business Unit) → strategy to deliver product and related services efficiently to the **small business healthcare community** and related businesses
- NORCAL figures reflect results between the date of acquisition (May 5, 2021) and March 31, 2022



ProAssurance Specialty Property & Casualty
Healthcare Professional Liability Insurance
Standard Physicians
$210M
$218M
Total $428M
Specialty Healthcare
$130M
$41M
Total $171M
Innovative Specialty Team
$103M
Life Sciences
$42M
Tail Coverages & Other
$33M
$24M
Total $57M
Gross Premiums Written Last 12-Months
$801M
Legacy ProAssurance
NORCAL Group
Each block represents $5 million of premium, rounded up

ProAssurance Investor Briefing | May 2022

9

ProAssurance Investor Briefing | May 2022 10 Disciplined individual account underwriting with focus on rate adequacy in rural territories • Guaranteed Cost Policies • Loss-Sensitive Dividend Plans • Deductible Plans • Retrospective Rating Plans • ParallelPay–“Pay as you Go” • Specialty Risk (high hazard) • Claims Administration and Risk Management Workers’ Compensation Insurance • Wide diversification – over 600 class codes and 32 market segments, primarily in rural territories • Opportunity for organic growth outside of Pennsylvania (40% of premium) and Indiana (11% of premium) • Proactive claim-closing strategies key to being recognized as a short-tail writer of workers’ compensation o Between 2011 and 2020, averaged approximately 38% faster claims closure rate than industry o No claims open from 2004 and earlier, net of reinsurance, and 27 net claims open from 2014 and prior o Pharmacy spend as a percent of medical payments of 3.6% compared to the industry average of 14% • Value-added risk management services and claims/underwriting expertise cement brand loyalty Auto Service Centers Elderly Residential Facilities Restaurants Outside Sales Auto Dealers Retirement & Life Care Community Hospitals Physicians & Dentists Colleges & Schools Clerical & Office 0% 2% 4% 6% 8% 10% 12% 14% 16% *Excludes alternative markets business ceded to the Segregated Portfolio Cell Reinsurance segment Dedicated to effective claims management and returning injured workers to wellness Healthcare Related Non-Healthcare 12/31/2021 Top 10 Classes of Business by Payroll Exposure (Traditional Business*)

# *Segregated Portfolio Cell Reinsurance*

PROASSURANCE. Treated Fairly

Inova

- HCPL and workers' compensation **captive insurance solutions** through Inova Re (Cayman Islands)
- SPCs are a **high ROE product** with favorable retention results
- Low capital requirement



ProAssurance
Fronting Arrangement
Inova Re
Agency Group or Association establishes a cell
Individually capitalized cells (companies) exist within the Inova Re structure. Assets of each are segregated from others.
ProAssurance/Eastern participates in select cells
Services
Underwriting
Claims Administration
Risk Management
Reinsurance
Audit
Asset Management
Fee Income to PRA
Services
+
Cell Rental Fees
+
Participation in profits/losses of selected cells

As of 12/31/2021

- Gross premiums written: $71.8M
  - Workers' Compensation Insurance: $64.6M
  - Healthcare Professional Liability: $7.2M
- 23 active cells

- Strategic partnerships with select independent agencies looking to manage controllable expenses
- Alternative market solutions are in high demand
- Value-added risk management services and claims/underwriting expertise

ProAssurance Investor Briefing | May 2022

11

ProAssurance Investor Briefing | May 2022 12 Lloyd’s of London Syndicates ProAssurance Funds at Lloyd’s (FAL) $37.8 Million 1 Property Insurance (All Other - Mainly US) 29% Casualty (Mainly US) 25% Catastrophe Reinsurance (Excess of Loss) 13% Specialty 13% Facility (US) 7% General Liability (US) 4% Contingency 5% All Other Reinsurance (Mainly US) 4% Dale Underwriting Partners Independent, Owner-Managed Syndicate at Lloyd’s Syndicate 1729 61312 PRA Participation 5% 50% PRA share of 2021 Underwriting Capacity $13M $14M • Invest alongside a recognized leader in Duncan Dale • Lloyd’s provides universal distribution and licensures • Westernization of international healthcare professional liability provides opportunities in new markets 1 Comprised of investment securities, cash, and cash equivalents deposited with Lloyd's as of 12/31/2021. 2 For the 2022 underwriting year, and effective January 1, 2022, Syndicate 6131 ceased underwriting on a quota share basis with Syndicate 1729. Its business will be retained within Syndicate 1729. This will be reflected in our results beginning Q2 2022. Subject to rounding Premium percentages reflect 100% of the Syndicates’ premiums written, and not solely ProAssurance’s participation.

# Financial Ratings & Balance Sheet Highlights

ProAssurance. Treated Fairly

- ProAssurance is recognized for our **financial strength** by top rating agencies
- We maintain a balance sheet that ensures **stability and security** for our customers
- Our **conservative reserving philosophy** enables success over the insurance cycles

| Rating Agency | Financial Strength Rating | Date |
|---|---|---|
| AM Best | "A"[1] | 4/26/2022 |
| Fitch* | "A-"[2] | 10/29/2021 |
| Moody's | "A3" | 10/7/2020 |

| Balance Sheet Highlights 3/31/2022 | |
|---|---|
| Total Assets | $6,058,598 |
| Total Investments | $4,693,669 |
| Net Loss Reserves | $3,603,246 |
| Total Debt (less Issuance Costs) | $425,530 |
| Shareholders' Equity | $1,281,768 |
| Book Value per Share | $23.72 |

$ in thousands, except per share data

*1 ProAssurance Group only – AM Best assigns a rating of "A-" (excellent) to NORCAL Group*
*2 Excludes NORCAL Group, which has not yet been rated by Fitch*
*All financial rating information is available on our website: https://investor.proassurance.com/financial-information/financial-ratings/default.aspx*

ProAssurance Investor Briefing | May 2022

13

ProAssurance Investor Briefing | May 2022 14 • $426 million debt at 3/31/2022 o $176M of Contribution Certificates from NORCAL acquisition o $250m 5.3% 10-year notes due 11/15/2023 • $250 million revolving credit facility, $50 million "accordion" option, no outstanding borrowing ProAssurance Leverage Update Targeted Premium to Equity ratio is 0.75:1 Financial Leverage – Debt to Capital Operating Leverage – Premiums to Equity 21% 16% 16% 16% 24% 25% $- $0.5 $1.0 $1.5 $2.0 2017 2018 2019 2020 2021 2022 $ in billions Debt Capital Debt to Capital 0.55 0.54 0.56 0.55 0.62 0.76 $- $0.4 $0.8 $1.2 $1.6 2017 2018 2019 2020 2021 2022 (proj.) $ in billions Net Premiums Written Equity Premiums to Equity

Success in Competitive Markets

ProAssurance Investor Briefing | May 2022 16 A Foundation in Excellence “From our earliest days, we have operated with a strategy both responsive to near-term challenges and proactive to long-term opportunity.” -Ned Rand President & CEO Superior brand identity and reputation in the market Specialization • Deep expertise and commitment to our customers throughout the insurance cycles enable us to outperform our peers over time Experienced & Collaborative Leadership • Average executive leadership tenure of 20 years with PRA or subsidiaries History of Successful M&A • Selective M&A with best-in-class partners, and nearly 20 transactions in our 46 year history Scope & Scale • Regional hubs combined with local knowledge of market dynamics and regulatory environments

# 2021 Accomplishments

ProAssurance. Treated Fairly

Executing our Strategy

## Specialty Property & Casualty

- Closed our acquisition of the NORCAL Group
  - Added ~$300 million* of business to our Standard Physicians line
  - Added ~$1.6 billion† to our investment portfolio
  - Expanded market share in profitable territories
- Reduced our combined ratio by 20 points year-over-year
  - Improved net loss ratio and expense ratio
- Improved retention
- Renewal rate increase of 8% for Standard Physicians
- Renewal rate increase of 12% for Specialty Healthcare

## Workers' Compensation Insurance

- Reduced expense ratio by 1.1 points for the year
- Closed 58% of 2020 and prior claims during 2021
- Experienced lowest frequency in ten years (with the exception of accident year 2020)

*NAIC Data
†NAIC before purchase accounting
All data as of 12/31/2021

ProAssurance Investor Briefing | May 2022

17

Strategic Update

ProAssurance Investor Briefing | May 2022 19 Physicians $647.3M Other HCP $98.3M Hospitals $46.2M Facilities $4.3M Physicians $299.5M Other HCP $89.4M Hospitals $45.8M Facilities $1.5M Physicians $347.8M Other HCP $8.9M Hospitals $0.4M Facilities $2.8M Source: 2020 NAIC filings for all MPL lines, figures subject to rounding $436.7M $359.8M $796.1M2020 DPW: Acquisition Created the #3 HCPL Insurer in the U.S.

ProAssurance Investor Briefing | May 2022 20 MPL Market Position Ranked in Top 3 (17 States, 7 new) Alabama Alaska Arizona California Delaware Illinois Indiana Kentucky Maryland Michigan Nevada Pennsylvania Tennessee Texas West Virginia Wisconsin Washington DC Ranked in Top Ten (29 states) Arkansas Connecticut Florida Georgia Hawaii Idaho Iowa Kansas Louisiana Maine Massachusetts Minnesota Mississippi Missouri Montana Nebraska New Hampshire New Jersey New Mexico New York North Carolina Ohio Oklahoma Oregon Rhode Island South Carolina Utah Virginia Wyoming Outside Top Ten Source: 2020 NAIC filings for all MPL Lines ProAssurance + NORCAL Competitive Position

ProAssurance Investor Briefing | May 2022 21 ProAssurance’s Proven History of Successful Acquisitions & 1995 Acquisition 1996 Acquisition OHiC 1994 Acquisition 1998 Demutualization/Merger Forms ProNational 1995 Acquisitions 1996 Acquisition 1999 Acquisition 2004 Hospital Renewal Rights Purchase 2005 Acquisition 2006 Acquisition 2008 Acquisition 2008 Acquisition 2009 Acquisition 2010 Acquisition 2012 Acquisition 2013 Acquisition 2014 Acquisition & 2001 ProNational & Medical Assurance Merge to Form ProAssurance 2021 Acquisition

Appendix

ProAssurance Investor Briefing | May 2022 23 Income Statement Highlights (3/31/22) Three Months Ended March 31 2022 2021 Gross Premiums Written $ 335.6 $ 224.7 Net Premiums Earned $ 265.7 $ 187.4 Net Investment Result $ 28.1 $ 21.8 Net Investment Gains (Losses) $ (13.5) $ 8.8 Total Revenues $ 283.1 $ 220.0 Net Losses and Loss Adjustment Expenses $ 209.4 $ 149.8 Underwriting, Policy Acquisition & Operating Expenses $ 71.8 $ 56.5 Net Income (Loss) (Includes Investment Gains & Losses) $ (3.6) $ 7.7 Non-GAAP Operating Income (Loss) $ 7.7 $ 2.1 Non-GAAP Operating Income (Loss) per Diluted Share $ 0.14 $ 0.04 In millions, except per share data | Subject to rounding

ProAssurance Investor Briefing | May 2022 24 Data shown in thousands YTD March 2022: Change in Capital + Net Investment Income Result 2022 Beginning Equity $1,428,387 Cumulative-effect adjustments — Employee Stock Transactions 493 Earnings (3,560) Dividends (2,702) Treasury Stock — Unrealized G/L (140,850) Total Equity $1,281,768 • Higher net investment income was driven by higher average investment balances, primarily attributable to the addition of fixed maturity securities valued at $1.1 billion to our portfolio on May 5, 2021 as a result of the NORCAL acquisition • Equity in earnings (loss) results are due to reported earnings from our LPs/LLC, primarily within our non-public equity funds • Unrealized G/L reflects primarily the impact of unrealized holding losses on our available-for-sale fixed maturity investments ($ in millions) 3/31/2022 3/31/2021 Change Net Investment Result Net Investment Income $20,443 $15,017 $5,426 All other investments, primarily investment fund LPs/LLCs 10,008 9,974 34 Tax credit partnerships (2,388) (3,186) 798 Equity in Earnings (loss) of Unconsolidated Subsidiaries 7,620 6,788 832 Net Investment Result $28,063 $21,805 $6,258

ProAssurance Investor Briefing | May 2022 25 Current Accident Year Net Loss Ratio 85.8% 89.8 % Effect of Prior Accident Year Reserve Development (2.0%) (2.3%) Net Loss Ratio 83.8% 87.5 % Underwriting Expense Ratio 21.7% 22.8 % Combined Ratio 105.5% 110.3 % Specialty P&C Financial Highlights (3/31/22) Three Months Ended March 31 2022 2021 Gross Premiums Written $ 257.7 $ 138.3 Net Premiums Earned $ 198.0 $ 115.6 Total Revenues $ 199.0 $ 116.1 Net Losses & Loss Adjustment Expenses $ (166.0) $ (101.2) Underwriting, Policy Acquisition & Operating Expenses $ (42.9) $ (26.3) Segment Results $ (9.9) $ (11.5) In millions, except ratios | Subject to rounding

ProAssurance Investor Briefing | May 2022 26 Current Accident Year Net Loss Ratio 71.8% 71.0 % Effect of Prior Accident Year Reserve Development (4.9%) (5.5%) Net Loss Ratio 66.9% 65.5 % Underwriting Expense Ratio 32.0% 30.7 % Combined Ratio 98.9% 96.2 % Workers’ Compensation Insurance Financial Highlights (3/31/22) Three Months Ended March 31 2022 2021 Gross Premiums Written $ 72.1 $ 72.3 Net Premiums Earned $ 40.7 $ 40.0 Total Revenues $ 41.4 $ 40.4 Net Losses & Loss Adjustment Expenses $ (27.2) $ (26.2) Underwriting, Policy Acquisition & Operating Expenses $ (13.0) $ (12.3) Segment Results $ 1.2 $ 1.9 In millions, except ratios | Subject to rounding

ProAssurance Investor Briefing | May 2022 27 Segregated Portfolio Cell Reinsurance Financial Highlights (3/31/22) Three Months Ended March 31 2022 2021 Gross Premiums Written $ 28,369 $ 25,151 Net Premiums Earned $ 19,314 $ 15,884 Net Investment Income $ 112 $ 221 Net Gains (Losses) $ (711) $ 987 Other Income (Loss) $ 1 $ 1 Net Losses & Loss Adjustment Expenses $ (11,491) $ (9,425) Underwriting, Policy Acquisition & Operating Expenses $ (4,369) $ (5,025) SPC U.S. Federal Income Tax Expense $ (642) $ (356) SPC Net Results $ 2,214 $ 2,287 Segregated Portfolio Cell Dividend (Expense)/Income $ (2,367) $ (1,742) Segment Results $ (153) $ 545 In thousands, except ratios | Subject to rounding Current Accident Year Net Loss Ratio 64.5% 68.9 % Effect of Prior Accident Year Reserve Development (5.0%) (9.6%) Net Loss Ratio 59.5% 59.3 % Underwriting Expense Ratio 22.6% 31.6 % Combined Ratio 82.1% 90.9%

ProAssurance Investor Briefing | May 2022 28 Lloyd’s Segment Financial Highlights (3/31/22) Three Months Ended March 31 2022 2021 Gross Premiums Written $ 5.8 $ 14.1 Net Premiums Earned $ 7.7 $ 15.9 Total Revenues $ 7.7 $ 16.7 Net Losses & Loss Adjustment Expenses $ (4.8) $ (13.0) Underwriting, Policy Acquisition & Operating Expenses $ (2.7) $ (6.6) Segment Results $ 0.2 $ (2.9) Current Accident Year Net Loss Ratio 41.8% 72.1 % Effect of Prior Accident Year Reserve Development 19.7% 9.7 % Net Loss Ratio 61.5% 81.8 % Underwriting Expense Ratio 35.0% 41.6 % Combined Ratio 96.5% 123.4 % In millions, except ratios | Subject to rounding

ProAssurance Investor Briefing | May 2022 29 Corporate Segment Financial Highlights (3/31/22) Three Months Ended March 31 2022 2021 Net investment income $ 20.1 $ 14.1 Equity in earnings (loss) of unconsolidated subsidiaries $ 7.6 $ 6.8 Net investment gains (losses) $ (12.4) $ 8.0 Other Income $ 2.1 $ 1.9 Operating expenses $ 8.7 $ 7.2 Interest expense $ 4.4 $ 3.2 Income tax expense / (benefit) $ (1.8) $ 0.7 Segment results $ 6.0 $ 19.6 In millions | Subject to rounding

ProAssurance Investor Briefing | May 2022 30 Corporate 50% Asset Backed 29% State & Muni 13% Govt & Agency 7% Fixed Trading 1% • We maintain a conservative, highly-liquid investment philosophy • Effective stewardship of capital ensures a position of financial strength through turbulent market cycles Fixed Income 80% Equities & Equity Substitutes 13% Short Term (excluding cash) 5% BOLI 2% Investment Philosophy & Portfolio Overall Portfolio $4.69 Billion Fixed Income Portfolio $3.75 Billion 3/31/2022 Subject to rounding Details of our entire investment portfolio are available on our website at Investor.ProAssurance.com/CustomPage/Index?KeyGenPage=305596 28% 14% 9%8% 9% 8% 6% 6% 5% 3% 4% Fixed Maturity Securities Quality AAA A A+ BBB+ Below Investment Grade or Not Rated BBB A- AA- AA AA+ BBB-

ProAssurance Investor Briefing | May 2022 31 Investment Strategy and 2022 Outlook • Duration management remains paramount ◦ We will not extend duration in search of incremental yield • Optimizing our allocations for better risk-adjusted returns ◦ Ensures non-correlation of returns • Effective stewardship of capital ensures a position of financial strength through turbulent market cycles • Ongoing analysis of holdings to ensure lasting quality and profitability • Re-balancing NORCAL investment portfolio to align with ProAssurance allocations

ProAssurance Investor Briefing | May 2022 32 ProAssurance Recent Investment Performance Contribution to Returns 2018-2022 / PRA vs Benchmarks 2022 2021 2020 2019 2018 % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark Core Fixed 84% -3.12% -3.52% 83% -0.02% -0.61% 80% 3.94% 3.82% 67% 3.92% 4.14% 67% 1.08% 0.75% Alternative Fixed 10% -0.24% -0.30% 9% 0.62% 0.36% 10% 0.57% 0.40% 12% 0.97% 0.89% 12% 0.09% 0.02% Tax Credits 0% 0.00% -0.00% 1% 0.00% -0.01% 1% 0.03% 0.08% 2% 0.10% 0.12% 3% 0.16% 0.03% Private Equity 3% 0.10% 0.10% 3% 0.90% 1.40% 4% 0.46% 0.40% 3% -0.03% 0.27% 3% 0.55% 0.48% Equity 0% 0.00% 0.00% 3% 0.17% 0.19% 2% -0.03% -1.18% 9% 1.85% 2.07% 9% -0.50% -0.65% Real Estate 1% 0.04% 0.03% 1% 0.22% 0.09% 1% 0.08% 0.02% 1% 0.06% 0.06% 1% 0.19% 0.09% Other 3% -0.05% -0.08% 1% 0.06% -0.05% 2% -0.19% -0.01% 6% 0.45% 0.30% 5% 0.08% -0.07% Total -3.27% -3.77% 1.95% 1.36% 4.86% 3.53% 7.32% 7.86% 1.64% 0.65% Total Portfolio Outperformance 0.50% 0.59% 1.33% -0.54% 0.99% -4% -2% 0% 2% 4% 6% 8% 2022 2021 2020 2019 2018 PRA Performance Over Benchmark PRA Benchmark As of 3/31/2022. Management reporting item which is ‘tax equivalent,’ unaudited, and non GIPS, may not equal 100% due to rounding

ProAssurance Investor Briefing | May 2022 33 3/31/2022 Subject to rounding ProAssurance Portfolio Detail: Asset Backed Weighted Average Rating: “AA” Asset-Backed Securities: $1.1 Billion (29% of Fixed Income / 23% of Invested Assets) RMBS 38% Student Loans 1% Auto 10% Credit Cards 1% CLOs 2% Other 30% CMBS 18%

ProAssurance Investor Briefing | May 2022 34 3/31/2022 Subject to rounding ProAssurance Portfolio Detail: Fixed-Trading Weighted Average Rating: “AA” Fixed Maturities, Trading: $49 Million (1% of Fixed Income / 1% of Invested Assets) All Fixed Trading Securities are owned by Lloyd’s Syndicate 1729 ABS & Other 2% Consumer Oriented 10% Financial 21% Government 51% Industrial 6% Technology 4% Utilities/Energy 6%

ProAssurance Investor Briefing | May 2022 35 General Obligation 16% Pre-refunded 6% Special Revenue 78% 3/31/2022 Subject to rounding ProAssurance Portfolio Detail: Municipals Municipals: $492 Million (13% of Fixed Income / 10% Invested Assets) Weighted Average Rating: AA Top 10 Municipal Holdings in millions New York City Transitional $13 City of Houston $12 City of New York $9 Connecticut Housing Finance Authority $9 Dade County Florida $8 New York State Urban Dev $8 Illinois Finance Authority $8 Regional Transportation Authority $7 State of Oregon $6 Dormitory Authority of the State of New York $6

ProAssurance Investor Briefing | May 2022 36 3/31/2022 Subject to Rounding ProAssurance Portfolio: Equities & Other Common Equities 4% Private Equity 28% Private Credit 15% Real Estate LP 7% Other 1% Bond Funds 30% Convertible Bonds 15% Tax Credits 2% <1 Equities & Other: $629 Million (13% of Invested Assets)

ProAssurance Investor Briefing | May 2022 37 Combined Tax Credits Portfolio Detail & Projections Year Capital Contributions GAAP Income/(Loss) from Operations, Disposition & Impairment Total Credits Tax Provision after Operating Losses/Impairments and Tax Credits Impact on Earnings 2022 $ 283,415 (8,800,603) (4,819,621) (6,667,750) (2,132,853) 2023 $ 51,338 (3,320,443) (167,458) (864,751) (2,455,692) 2024 $ 51,338 (1,641,341) (38,350) (383,034) (1,258,307) 2025 $ 41,159 (993,001) (21,466) (229,996) (763,004) 2026 $ 25,734 (60,117) (3,054) (15,678) (44,439) 2027 $ - 70,489 (79) 14,724 55,765 2028 $ - - - - - This column represents our current estimated schedule of tax credits that we expect to receive from our tax credit partnerships. The actual amounts of credits provided by the tax credit partnerships may prove to be different than our estimates. These tax credits are included in our Tax Expense (Benefit) on our Income Statement (below the line) and result in a Tax Receivable (or a reduction to a Tax Liability) on our Balance Sheet.

ProAssurance Investor Briefing | May 2022 38 Forward Looking Statements Non-GAAP Measures This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions with investors. The primary Non-GAAP measure we reference is Non-GAAP operating income, a Non-GAAP financial measure that is widely used to evaluate performance within the insurance sector. In calculating Non-GAAP operating income, we have excluded the after-tax effects of net realized investment gains or losses and guaranty fund assessments or recoupments that do not reflect normal operating results. We believe Non-GAAP operating income presents a useful view of the performance of our insurance operations, but should be considered in conjunction with net income computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10-Q and 10-K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com. IMPORTANT SAFE HARBOR & NON-GAAP NOTICES

© ProAssurance Corporation. All rights reserved. MAILING ADDRESS: ProAssurance Corporation 100 Brookwood Place Birmingham, AL 35209 CONTACT: Jason Gingerich VP of Investor Relations 512.879.5101 JasonGingerich@ProAssurance.com